SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): APRIL 15, 2002

                               IPEC HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                       0-30721                   87-0621339
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

    RD #3, BOX 7-A, NORTHGATE INDUSTRIAL PARK, NEW CASTLE, PENNSYLVANIA 16105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 377-4732

                                GOLDEN HOLE, INC.
          (Former name or former address, if changed since last report)














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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

       Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

       Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

       Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Not applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

       Effective April 15, 2002, the registrant has changed its name to "IPEC Holdings Inc." The new CUSIP number for the common stock is 46262M 10 7.

       At a special shareholders meeting held April 4, 2002, the shareholders of the registrant adopted Restated Articles of Incorporation which effected the name change and authorized additional capital stock consisting of 25,000,000 shares of Preferred Stock, $.001 par value per share.

       The shareholders also adopted new Bylaws and a 2002 Stock Option Plan.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

       Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements of businesses acquired:  Not applicable.

       (b)  Pro forma financial information:  Not applicable.


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       (c)  Exhibits:

            REGULATION
            S-K NUMBER                         DOCUMENT

               3.1               Restated Articles of Incorporation

               3.2               Bylaws

              10.1               2002 Stock Option Plan

ITEM 8.     CHANGE IN FISCAL YEAR

       Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

       Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IPEC HOLDINGS INC.


April 15, 2002                     By: /s/ Joseph Giordano, Jr.
                                      ------------------------------------------
                                         Joseph Giordano, Jr., President